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                                                   [SHIP LOGO VANGUARD/(R)/]


VANGUARD TREASURY MONEY MARKET FUND

VANGUARD ADMIRAL(TM) TREASURY MONEY MARKET FUND



SUPPLEMENT DATED JUNE 2, 2009, TO THE PROSPECTUS DATED DECEMBER 29, 2008



REORGANIZATION OF VANGUARD TREASURY MONEY MARKET FUND INTO VANGUARD ADMIRAL TREASURY MONEY MARKET FUND

The board of trustees (the "board") of Vanguard Treasury Money Market Fund ("Treasury Fund") has approved the reorganization of the Treasury Fund into Vanguard Admiral Treasury Money Market Fund ("Admiral Treasury Fund"). The reorganization will consist of (1) the transfer of all, or substantially all, of the assets of the Treasury Fund to the Admiral Treasury Fund in exchange for shares of the Admiral Treasury Fund, and the assumption by the Admiral Treasury Fund of the liabilities of the Treasury Fund; and (2) the distribution of Admiral Treasury Fund shares to the shareholders of the Treasury Fund to complete the liquidation of the Treasury Fund. The reorganization does not require shareholder approval.

The board, including all of the trustees who are not "interested persons" of each Trust (as that term is defined in the Investment Company Act of 1940), considered the proposed reorganization and determined that it (1) is in the best interest of the Treasury Fund and (2) will not result in dilution of the interests of shareholders of the Treasury Fund. The board further determined that the reorganization will provide shareholders of the Treasury Fund with (1) a compatible investment and (2) the potential to realize economies of scale.

The reorganization is expected to occur on or about August 11, 2009, or on such other date as the officers of the Trusts determine ("Closing Date"). As of the start of business on the Closing Date, each shareholder of the Treasury Fund will automatically become the owner of a number of shares of the Admiral Treasury Fund. At the time of the reorganization, the dollar value of the "new" shares will
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equal the dollar value of the "old" shares. In other words, the reorganization will have no effect on the value of a shareholder's investment.

No fees will be imposed on shareholders as a result of the reorganization. The Funds will bear their own expenses in connection with the reorganization. It is anticipated that the reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the reorganization.

Shareholders of the Treasury Fund should carefully consider whether the Admiral Treasury Fund's principal investment policies, limitations, and risks (as set forth in the Admiral Treasury Fund's prospectus and in this supplement) will meet their investment needs. See "Comparison of the Funds" in the following paragraphs.

A shareholder who does not wish to become a shareholder of the Admiral Treasury Fund may (1) redeem shares of the Treasury Fund or (2) exchange shares of the Treasury Fund for shares of another Vanguard fund prior to the Closing Date by contacting us at 800-662-2739.

For Treasury Fund shareholders, the account registration and account options-- including, but not limited to, the handling of dividend distributions, Automatic Investment Plans, Automatic Withdrawal Plans, and direct deposits--will be carried over to the new Admiral Treasury Fund account in connection with the reorganization.


CLOSED TO NEW INVESTORS

The Treasury Fund is currently closed to new accounts, and will stop accepting purchase requests from existing accounts effective at the close of business on August 10, 2009.


COMPARISON OF THE FUNDS

The following comparison of the Funds is a summary only. To better understand the differences between the investment policies and risks of the Funds, please refer to the prospectus and Statement of Additional Information for the Funds, which are available at www.vanguard.com or by calling us at 800-662-7447.

The fundamental investment policies of both Funds (that is, those investment policies that cannot be changed without the approval of the shareholders of a majority of the outstanding shares of a Fund) are not materially different. In any instances in which the fundamental investment policies of the Funds differ, the fundamental investment policy of the Admiral Treasury Fund is more restrictive (by imposing additional risk limitations) than the corresponding policy of the Treasury Fund. The Funds have a common board, and The Vanguard Group, Inc., serves as the investment advisor of each Fund through its Fixed Income Group. In


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addition, David R. Glocke serves as the portfolio manager for both Funds and will continue to serve as the portfolio manager of the Admiral Treasury Fund following the reorganization. The Funds also have a common administrator and distributor.

The Funds differ in their minimum initial investments--$3,000 for the Treasury Fund and $50,000 for the Admiral Treasury Fund. Shareholders of the Treasury Fund will not be required to comply with the $50,000 minimum with respect to their reorganized accounts. At this time, it is contemplated that when shareholders open new accounts in the Admiral Treasury Fund, once it is reopened to investors, they will be required to comply with the $50,000 investment minimum.


INVESTMENT OBJECTIVES AND POLICIES

The Funds' investment objectives are identical. Each Fund expects to maintain a dollar-weighted average maturity of 90 days or less. Both Funds invest solely in high-quality, short-term money market securities whose interest and principal payments are backed by the full faith and credit of the U.S. government. At least 80% of each Fund's assets are invested in U.S. Treasury securities; the remainder of the assets may be invested in securities issued by U.S. government agencies.


OPERATING EXPENSES

The total operating expenses for the Admiral Treasury Fund are lower than those of the Treasury Fund. In addition, the management expenses for the Admiral Treasury Fund are significantly lower than those of the Treasury Fund.



















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The following table compares the current annual fund operating expenses of each
Fund, expressed as a ratio of expenses to average daily net assets. The table also shows the estimated fees and expenses for the Admiral Treasury Fund on a pro forma basis.


                               VANGUARD                     VANGUARD ADMIRAL
                               TREASURY  VANGUARD ADMIRAL      TREASURY FUND
                                   FUND     TREASURY FUND         (PRO FORMA)
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MANAGEMENT EXPENSES                0.22%             0.09%              0.09%
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12B-1 DISTRIBUTION FEE             None              None               None
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OTHER EXPENSES                     0.06%             0.06%              0.06%
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TOTAL ANNUAL OPERATING EXPENSES    0.28%             0.15%              0.15%
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Note: The pro forma numbers shown in the table are estimated in good faith and are hypothetical.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE





















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Vanguard Marketing Corporation, Distributor.                      PSM50 062009